Exhibit 99.3


                     SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                           Millions of Dollars
                           ----------------------------------------------------------------
                                         2002                             2003
                           --------------------------------- ------------------------------
                             1st 2nd Qtr  3rd 4th Qtr    YTD   1st   2nd   3rd   4th    YTD
                              Qtr          Qtr                  Qtr   Qtr   Qtr   Qtr
                           --------------------------------- ------------------------------
 Income from Continuing Operations
   Before Accounting Change
 U.S. E&P                    155    280   306    415  1,156    676   516             1,192
 International E&P           (13)    59   154    393    593    461   554             1,015
 ----------------------------------------------------------- ------------------------------
 Total E&P                   142    339   460    808  1,749  1,137 1,070             2,207
 ----------------------------------------------------------- ------------------------------

 Midstream                    12     12    11     20     55     31    25                56
 ----------------------------------------------------------- ------------------------------

 U.S. R&M                    (92)    73    44    113    138    257   227               484
 International R&M             5     (5)   13     (8)     5    114    74               188
 ----------------------------------------------------------- ------------------------------
 Total R&M                   (87)    68    57    105    143    371   301               672
 ----------------------------------------------------------- ------------------------------

 Chemicals                   (11)     7     3    (13)   (14)   (23)   12               (11)

 Emerging Businesses          (5)    (3) (262)   (40)  (310)   (34)  (23)              (57)

 Corporate and Other        (149)  (111) (343)  (322)  (925)  (212) (306)             (518)

 ----------------------------------------------------------- ------------------------------
 Consolidated                (98)   312   (74)   558    698  1,270 1,079             2,349
 =========================================================== ==============================

 Cumulative Effect of Accounting Change
 U.S. E&P                      -      -     -      -      -    161     -               161
 International E&P             -      -     -      -      -    (15)    -               (15)
 ----------------------------------------------------------- ------------------------------
 Total E&P                     -      -     -      -      -    146     -               146
 ----------------------------------------------------------- ------------------------------

 Midstream                     -      -     -      -      -      -     -                 -
 ----------------------------------------------------------- ------------------------------

 U.S. R&M                      -      -     -      -      -     (1)    -                (1)
 International R&M             -      -     -      -      -      -     -                 -
 ----------------------------------------------------------- ------------------------------
 Total R&M                     -      -     -      -      -     (1)    -                (1)
 ----------------------------------------------------------- ------------------------------

 Chemicals                     -      -     -      -      -      -     -                 -

 Emerging Businesses           -      -     -      -      -      -     -                 -

 Corporate and Other           -      -     -      -      -      -     -                 -

 ----------------------------------------------------------- ------------------------------
 Consolidated                  -      -     -      -      -    145     -               145
 =========================================================== ==============================

 Income (Loss) from Discontinued Operations
 Corporate and Other          (4)    39   (42)  (986)  (993)    22    59                81
 =========================================================== ==============================


 Net Income (Loss)
 U.S. E&P                    155    280   306    415  1,156    837   516             1,353
 International E&P           (13)    59   154    393    593    446   554             1,000
 ----------------------------------------------------------- ------------------------------
 Total E&P                   142    339   460    808  1,749  1,283 1,070             2,353
 ----------------------------------------------------------- ------------------------------

 Midstream                    12     12    11     20     55     31    25                56
 ----------------------------------------------------------- ------------------------------

 U.S. R&M                    (92)    73    44    113    138    256   227               483
 International R&M             5     (5)   13     (8)     5    114    74               188
 ----------------------------------------------------------- ------------------------------
 Total R&M                   (87)    68    57    105    143    370   301               671
 ----------------------------------------------------------- ------------------------------

 Chemicals                   (11)     7     3    (13)   (14)   (23)   12               (11)

 Emerging Businesses          (5)    (3) (262)   (40)  (310)   (34)  (23)              (57)

 Corporate and Other        (153)   (72) (385)(1,308)(1,918)  (190) (247)             (437)

 ----------------------------------------------------------- ------------------------------
 Consolidated               (102)   351  (116)  (428)  (295) 1,437 1,138             2,575
 =========================================================== ==============================





                                  Page 1 of 13





        INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                           Millions of Dollars
                           ------------------------------------------------------------------
                                         2002                               2003
                           -------------------------------- ---------------------------------
                             1st 2nd Qtr  3rd   4th     YTD   1st Qtr  2nd   3rd   4th    YTD
                              Qtr          Qtr   Qtr                    Qtr   Qtr   Qtr
                           -------------------------------- ---------------------------------


 Income from Continuing
  Operations
   Before Income Taxes
 U.S. E&P                    223    419   450   536  1,628     1,048   799             1,847
 International E&P           167    260   555   949  1,931     1,280   960             2,240
 ---------------------------------------------------------- ---------------------------------
 Total E&P                   390    679 1,005 1,485  3,559     2,328 1,759             4,087
 ---------------------------------------------------------- ---------------------------------

 Midstream                    20     20    23    35     98        51    42                93
 ---------------------------------------------------------- ---------------------------------

 U.S. R&M                   (140)   118    75   175    228       411   361               772
 International R&M             5     (5)   19   (25)    (6)      150    94               244
 ---------------------------------------------------------- ---------------------------------
 Total R&M                  (135)   113    94   150    222       561   455             1,016
 ---------------------------------------------------------- ---------------------------------

 Chemicals                   (18)     3    (1)  (16)   (32)      (44)   15               (29)

 Emerging Businesses          (8)    (5) (274)  (62)  (349)      (51)  (34)              (85)

 Corporate and Other        (198)  (153) (535) (471)(1,357)     (280) (484)             (764)

 ---------------------------------------------------------- ---------------------------------
 Consolidated                 51    657   312 1,121  2,141     2,565 1,753             4,318
 ========================================================== =================================


 Income from Continuing
  Operations
   Effective Tax Rates
 U.S. E&P                   30.5%  33.2% 32.0% 22.6%  29.0%     35.5% 35.4%             35.5%
 International E&P         107.8%  77.3% 72.3% 58.6%  69.3%     64.0% 42.3%             54.7%
 ---------------------------------------------------------- ---------------------------------
 Total E&P                  63.6%  50.1% 54.2% 45.6%  50.9%     51.2% 39.2%             46.0%
 ---------------------------------------------------------- ---------------------------------

 Midstream                  40.0%  40.0% 52.2% 42.9%  43.9%     39.2% 40.5%             39.8%
 ---------------------------------------------------------- ---------------------------------

 U.S. R&M                   34.3%  38.1% 41.3% 35.4%  39.5%     37.5% 37.1%             37.3%
 International R&M           0.0%   0.0% 31.6% 68.0% 183.3%     24.0% 21.3%             23.0%
 ---------------------------------------------------------- ---------------------------------
 Total R&M                  35.6%  39.8% 39.4% 30.0%  35.6%     33.9% 33.8%             33.9%
 ---------------------------------------------------------- ---------------------------------

 Chemicals                  38.9%-133.3%400.0% 18.8%  56.3%     47.7% 20.0%             62.1%

 Emerging Businesses        37.5%  40.0%  4.4% 35.5%  11.2%     33.3% 32.4%             32.9%

 Corporate and Other        24.7%  27.5% 35.9% 31.6%  31.8%     24.3% 36.8%             32.2%

 ---------------------------------------------------------- ---------------------------------
 Consolidated              292.2%  52.5%123.7% 50.2%  67.4%     50.5% 38.4%             45.6%
 ========================================================== =================================




                                  Page 2 of 13




                 CERTAIN ITEMS AFFECTING NET INCOME (AFTER-TAX)

                                                Millions of Dollars
                          -------------------------------------------------------------------
                                       2002                              2003
                          --------------------------------- ---------------------------------
                            1st   2nd   3rd 4th Qtr     YTD   1st   2nd   3rd   4th       YTD
                             Qtr   Qtr   Qtr                   Qtr   Qtr   Qtr   Qtr
                          --------------------------------- ---------------------------------
U.S. E&P
Asset sales                   -     -    (5)     -      (5)     2    17                   19
Property
 impairments                  -    (3)   (5)     -      (8)     -   (14)                 (14)
Dry hole charges             (9)   (2)   (1)   (38)    (50)   (10)   (1)                 (11)
----------------------------------------------------------- ---------------------------------
  Total                      (9)   (5)  (11)   (38)    (63)    (8)    2                   (6)
----------------------------------------------------------- ---------------------------------

International E&P
Asset sales                   -     -     -     17      17     (1)   (3)                  (4)
Property
 impairments                 (7)   (2)    -    (14)    (23)   (12)  (32)                 (44)
Foreign currency
 transaction gains
 (losses)                     2    (7)   (6)   (23)    (34)    10   (24)                 (14)
Dry hole charges             (2)   (7)   (1)   (48)    (58)    (5)   (6)                 (11)
----------------------------------------------------------- ---------------------------------
  Total                      (7)  (16)   (7)   (68)    (98)    (8)  (65)                 (73)
----------------------------------------------------------- ---------------------------------

Total E&P                   (16)  (21)  (18)  (106)   (161)   (16)  (63)                 (79)
----------------------------------------------------------- ---------------------------------

Midstream
Asset sales                   -     -     -      -       -      -     -                    -
Property
 impairments                  -     -     -      -       -      -     -                    -
----------------------------------------------------------- ---------------------------------
  Total                       -     -     -      -       -      -     -                    -
----------------------------------------------------------- ---------------------------------

U.S. R&M
Asset sales                   -     -     -      -       -      -     1                    1
Impairments and lease loss
 accruals                     -     -     -    (88)    (88)   (25)  (25)                 (50)
Maintenance turnaround
 expense                    (46)  (19)  (29)   (16)   (110)   (39)  (23)                 (62)
----------------------------------------------------------- ---------------------------------
  Total                     (46)  (19)  (29)  (104)   (198)   (64)  (47)                (111)
----------------------------------------------------------- ---------------------------------

International R&M
Asset sales                   -     -     -      -       -      -     -                    -
Maintenance turnaround
 expense                      -     -     -     (1)     (1)    (1)   (3)                  (4)
Foreign currency
 transaction gains
 (losses)                     3     2     3      1       9      1    10                   11
Property
 impairments                  -     -     -      -       -      -     -                    -
----------------------------------------------------------- ---------------------------------
  Total                       3     2     3      -       8      -     7                    7
----------------------------------------------------------- ---------------------------------

Total R&M                   (43)  (17)  (26)  (104)   (190)   (64)  (40)                (104)
----------------------------------------------------------- ---------------------------------

Chemicals
                              -     -     -      -       -      -     -                    -
----------------------------------------------------------- ---------------------------------
  Total                       -     -     -      -       -      -     -                    -
----------------------------------------------------------- ---------------------------------

Emerging Businesses
Asset sales                   -     -     -      -       -      -     -                    -
Foreign currency
 transaction gains
 (losses)                     -     -     -      -       -     (1)    1                    -
----------------------------------------------------------- ---------------------------------
  Total                       -     -     -      -       -     (1)    1                    -
----------------------------------------------------------- ---------------------------------

Corporate and Other
Discontinued operations
  Impairments and lease
   loss accruals              -     -   (69)(1,008) (1,077)   (25)  (24)                 (49)
  Other
   results                   (4)   39    27     22      84     47    83                  130
Asset sales                   -     -     -      -       -      -     -                    -
Foreign currency
 transaction gains
 (losses)                    (4)   12     5      8      21      1    18                   19
Merger-related expenses      (2)   (1) (221)   (83)   (307)   (27) (115)                (142)
Premium on early debt
 retirement                   -   (15)    -     (1)    (16)   (10)   (9)                 (19)
----------------------------------------------------------- ---------------------------------
  Total                     (10)   35  (258)(1,062) (1,295)   (14)  (47)                 (61)
----------------------------------------------------------- ---------------------------------


The above financial information represents certain items of a recurring nature that are included in the reporting segments' net income. These items often result in variability in the company's revenues or expenses. Non-recurring items that may affect comparability between periods, such as the company's write-off of in-process research and development costs of $246 million in the third quarter of 2002, are not included above.



                                  Page 3 of 13



                                             CASH FLOW INFORMATION

                                              Millions of Dollars
                          -------------------------------------------------------------------
                                         2002                              2003
                          ---------------------------------- --------------------------------
                            1st 2nd Qtr3rd Qtr4th Qtr    YTD 1st Qtr2nd Qtr 3rd   4th     YTD
                             Qtr                                             Qtr   Qtr
                          ---------------------------------- --------------------------------
DD&A (including property impairments)
  included in net cash provided
   by
  operating
   activities               406    402    557  1,035  2,400     877    993             1,870
============================================================ ================================

Net Cash Provided
 by
  Operating
   Activities               579    530  1,878  1,982  4,969   3,179  2,260             5,439
------------------------------------------------------------ --------------------------------

Cash Flows from Investing
 Activities
  Capital expenditures and investments:
    E&P                    (517)  (701)  (715)(1,343)(3,276) (1,012)(1,167)           (2,179)
    Midstream                 -      -     (2)    (3)    (5)     (2)    (2)               (4)
    R&M                    (104)  (130)  (191)  (415)  (840)   (203)  (257)             (460)
    Chemicals               (10)    (9)   (10)   (31)   (60)      -      -                 -
    Emerging Businesses       -      -    (35)   (87)  (122)    (66)   (98)             (164)
    Corporate and Other     (14)   (34)    (7)   (30)   (85)    (26)   (50)              (76)
------------------------------------------------------------ --------------------------------
      Total capital
       expend. &
       investments         (645)  (874)  (960)(1,909)(4,388) (1,309)(1,574)           (2,883)
  Acquisitions, net of
   cash acquired              -      -  1,242    (62) 1,180       -      -                 -
  Proceeds from asset
   dispositions              45     36     19    715    815     121    373               494
  Long-term advances to affiliates and
    other
     investments            (12)    14    (83)   (11)   (92)    (28)    (8)              (36)
  Discontinued operations   (12)   (12)   (23)   (52)   (99)    (17)    (1)              (18)
------------------------------------------------------------ --------------------------------
Net Cash Used for
 Investing Activities      (624)  (836)   195 (1,319)(2,584) (1,233)(1,210)           (2,443)
------------------------------------------------------------ --------------------------------

Cash Flows from Financing Activities
  Net issuance (repayment)
   of debt                  204    725 (1,432)  (587)(1,090) (1,556)  (626)           (2,182)
  Redemption of preferred
   stock                      -   (300)     -      -   (300)      -      -                 -
  Dividends                (138)  (137)  (138)  (271)  (684)   (271)  (272)             (543)
  Other                       7     (7)  (131)   (15)  (146)     (3)    36                33
------------------------------------------------------------ --------------------------------
Net Cash Provided by (Used for)
  Financing
   Activities                73    281 (1,701)  (873)(2,220) (1,830)  (862)           (2,692)
------------------------------------------------------------ --------------------------------

Net Change in Cash
  and Cash Equivalents       28    (25)   372   (210)   165     116    188               304
Cash and cash equivalents
  at beginning of period    142    170    145    517    142     307    423               307
------------------------------------------------------------ --------------------------------
Cash and Cash Equivalents
  at End of Period          170    145    517    307    307     423    611               611
============================================================ ================================


                                  Page 4 of 13



                                                   TOTAL E&P

                                         2002                            2003
                           -------------------------------- ------------------------------
                             1st 2nd Qtr  3rd   4th     YTD   1st   2nd   3rd   4th    YTD
                              Qtr          Qtr   Qtr           Qtr   Qtr   Qtr   Qtr
                           -------------------------------- ------------------------------

 E&P Net Income ($
  Millions)                  142    339   460   808  1,749  1,283 1,070             2,353
 ========================================================== ==============================

 Production
 Total, Including Equity
  Affiliates
   and Canadian Syncrude
    (MBOE/D)                 833    798 1,046 1,623  1,077  1,622 1,636             1,629
 ---------------------------------------------------------- ------------------------------

 Crude Oil and Condensate (MB/D)
   Consolidated              566    546   620   854    647    880   850               865
   Equity affiliates           5      4    44    87     35     55   117                86
 ---------------------------------------------------------- ------------------------------
     Total                   571    550   664   941    682    935   967               951
 ========================================================== ==============================
 Sales of crude oil
  produced (MB/D)            566    557   664   918    677    911   996               954
 ---------------------------------------------------------- ------------------------------

 Natural Gas Liquids (MB/D)   37     34    43    70     46     67    67                67
 -----------------------------------------------------------------------------------------

 Natural Gas (MMCF/D)
   Consolidated            1,349  1,286 1,982 3,529  2,043  3,605 3,485             3,545
   Equity affiliates           -      -     4    13      4     12    11                11
 ---------------------------------------------------------- ------------------------------
     Total                 1,349  1,286 1,986 3,542  2,047  3,617 3,496             3,556
 ========================================================== ==============================

 Canadian Syncrude (MB/D)      -      -     8    22      8     17    19                18
 ---------------------------------------------------------- ------------------------------

 Industry Prices (Platt's)
 Crude Oil ($/bbl)
   WTI spot                21.56  26.27 28.31 28.20  26.09  34.06 29.02             31.54
   Brent dated             21.14  25.04 26.94 26.78  24.98  31.51 26.03             28.77
 Natural Gas--Henry Hub 1st
  of month ($/mcf)          2.34   3.38  3.16  3.97   3.21   6.58  5.40              5.99
 ---------------------------------------------------------- ------------------------------

 Average Realized Prices
 Crude Oil and Condensate ($/bbl)
   Consolidated            19.41  24.46 26.38 26.12  24.38  31.27 26.33             28.76
   Equity affiliates       15.86  21.06 20.29 17.50  18.41  20.97 16.85             18.02
   Total                   19.37  24.44 25.97 25.31  24.07  30.73 25.19             27.82
 ---------------------------------------------------------- ------------------------------

 Natural Gas Liquids
  ($/bbl)                  16.00  20.36 19.42 19.32  18.93  24.73 19.17             21.86
 ---------------------------------------------------------- ------------------------------

 Natural Gas ($/mcf)
   Consolidated             2.15   2.40  2.49  3.27   2.77   4.49  3.92              4.21
   Equity affiliates           -      -  1.78  3.00   2.71   4.82  4.89              4.85
   Total                    2.15   2.40  2.49  3.27   2.77   4.49  3.93              4.21
 ---------------------------------------------------------- ------------------------------

 Exploration Charges ($ Millions)
   Dry Holes                  16     17     4   124    161     20    30                50
   Lease Impairments          93     16    15    22    146     20    24                44
 ---------------------------------------------------------- ------------------------------
     Total Non-Cash Charges  109     33    19   146    307     40    54                94
   Other (G&G and Lease
    Rentals)                  54     34    66   131    285     76    88               164
 ---------------------------------------------------------- ------------------------------
 Total Exploration Charges   163     67    85   277    592    116   142               258
 ========================================================== ==============================

 Depreciation, Depletion & Amortization
   Producing operations ($
    millions)                274    278   398   666  1,616    641   628             1,269
 ---------------------------------------------------------- ------------------------------

                                  Page 5 of 13





                                                  U.S. E&P

                                        2002                            2003
                          -------------------------------- ------------------------------
                            1st 2nd Qtr  3rd   4th     YTD   1st   2nd   3rd   4th    YTD
                             Qtr          Qtr   Qtr           Qtr   Qtr   Qtr   Qtr
                          -------------------------------- ------------------------------

U.S. E&P Net Income ($
 Millions)                  155    280   306   415  1,156    837   516             1,353
========================================================== ==============================

 Alaska ($
  Millions)                 123    223   246   278    870    525   301               826
---------------------------------------------------------- ------------------------------
 Lower 48 ($
  Millions)                  32     57    60   137    286    312   215               527
---------------------------------------------------------- ------------------------------

Production
Total U.S. (MBOE/D)         564    538   562   684    587    696   678               686
---------------------------------------------------------- ------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                    353    339   310   323    331    337   331               334
  Lower 48                   33     31    38    58     40     60    57                58
---------------------------------------------------------- ------------------------------
    Total                   386    370   348   381    371    397   388               392
========================================================== ==============================
Sales of crude oil
 produced (MB/D)            383    374   360   370    372    391   389               390
---------------------------------------------------------- ------------------------------

Natural Gas Liquids
 (MB/D)*
  Alaska                     27     25    21    24     24     25    23                24
  Lower 48                    1      1     9    21      8     19    21                20
---------------------------------------------------------- ------------------------------
    Total                    28     26    30    45     32     44    44                44
========================================================== ==============================
 *Includes reinjection
  volumes sold lease-to-
  lease:                     15     14    13    15     14     15    14                14
---------------------------------------------------------- ------------------------------

Natural Gas (MMCF/D)
  Alaska                    168    160   183   186    175    189   162               175
  Lower 48                  734    689   922 1,362    928  1,338 1,311             1,324
---------------------------------------------------------- ------------------------------
    Total                   902    849 1,105 1,548  1,103  1,527 1,473             1,499
========================================================== ==============================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope           13.58  18.96 20.42 21.10  18.42  25.95 21.70             23.81
---------------------------------------------------------- ------------------------------
    West Coast            18.72  24.40 25.83 26.43  23.75  31.47 27.19             29.32
---------------------------------------------------------- ------------------------------
  Lower 48                18.86  24.53 26.87 26.00  24.48  31.48 27.34             29.44
---------------------------------------------------------- ------------------------------
  Total U.S.              18.73  24.41 25.94 26.36  23.83  31.47 27.21             29.34
---------------------------------------------------------- ------------------------------
                                                               .     .
Natural Gas Liquids
 ($/bbl)
  Alaska                  18.67  24.40 25.68 26.48  23.48  31.32 27.24             29.32
---------------------------------------------------------- ------------------------------
  Lower 48                12.75  16.74 14.62 16.17  15.66  21.91 15.89             18.68
---------------------------------------------------------- ------------------------------
  Total U.S.              18.13  23.61 20.17 19.27  20.00  25.13 19.33             22.11
---------------------------------------------------------- ------------------------------

Natural Gas ($/mcf)
  Alaska                   2.13   1.80  1.58  1.95   1.85   1.97  1.88              1.92
---------------------------------------------------------- ------------------------------
  Lower 48                 1.99   2.56  2.65  3.43   2.79   5.47  4.72              5.10
---------------------------------------------------------- ------------------------------
  Total U.S.               1.99   2.51  2.60  3.38   2.75   5.34  4.58              4.96
---------------------------------------------------------- ------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)           117    114   128   128    122    130    91               111
---------------------------------------------------------- ------------------------------
  Sales price per MCF      4.00   3.74  4.21  4.30   4.07   4.38  4.56              4.45
---------------------------------------------------------- ------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                  14      3     1    61     79     16     3                19
  Lease Impairments          13     12    10    14     49     13    12                25
---------------------------------------------------------- ------------------------------
    Total Non-Cash Charges   27     15    11    75    128     29    15                44
  Other (G&G and Lease
   Rentals)                  17     10    20    39     86     28    22                50
---------------------------------------------------------- ------------------------------
Total U.S. Exploration
 Charges                     44     25    31   114    214     57    37                94
========================================================== ==============================
Alaska Only                  27     12    11    45     95     25    10                35
---------------------------------------------------------- ------------------------------

Depreciation, Depletion & Amortization
  Producing operations ($
   millions)
    Alaska                  156    157   136   140    589    110   122               232
    Lower 48                 54     48    93   149    344    148   148               296
---------------------------------------------------------- ------------------------------
      Total
       U.S.                 210    205   229   289    933    258   270               528
========================================================== ==============================

                                  Page 6 of 13


                                            INTERNATIONAL E&P

                                        2002                            2003
                          -------------------------------- ------------------------------
                            1st 2nd Qtr  3rd   4th     YTD   1st   2nd   3rd   4th    YTD
                             Qtr          Qtr   Qtr           Qtr   Qtr   Qtr   Qtr
                          -------------------------------- ------------------------------
International E&P
  Net Income (Loss) ($
   Millions)                (13)    59   154   393    593    446   554             1,000
========================================================== ==============================

Production
Total, Including Equity
 Affiliates
  and Canadian Syncrude
   (MBOE/D)                 269    261   484   939    490    926   958               943
---------------------------------------------------------- ------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                  118    119   156   233    157    226   214               220
    United Kingdom           17     18    35    86     39     87    82                85
    Canada                    1      1    14    37     13     33    31                32
    Nigeria                  27     23    29    38     29     38    39                38
    China                    13     11    12    11     12     23    27                25
    Indonesia                 -      -     6    13      5     21    17                19
    Other                     4      4    20    55     21     55    52                54
  Equity affiliates           5      4    44    87     35     55   117                86
---------------------------------------------------------- ------------------------------
  Total                     185    180   316   560    311    538   579               559
========================================================== ==============================
Sales of crude oil
 produced (MB/D)            183    183   304   548    306    520   607               564
---------------------------------------------------------- ------------------------------

Natural Gas Liquids (MB/D)
  Norway                      5      4     6     7      6      8     7                 8
  Canada                      -      -     3    14      4     11    11                11
  Other                       4      4     4     4      4      4     5                 4
---------------------------------------------------------- ------------------------------
  Total                       9      8    13    25     14     23    23                23
========================================================== ==============================

Natural Gas (MMCF/D)
  Consolidated
    Norway                  135    131   183   232    171    305   273               289
    United Kingdom          173    189   349   975    424  1,002   952               977
    Canada                   19     22   172   442    165    436   424               430
    Indonesia                 -      -    68   220     72    224   246               235
    Other                   120     95   105   112    108    111   117               115
  Equity affiliates           -      -     4    13      4     12    11                11
---------------------------------------------------------- ------------------------------
    Total                   447    437   881 1,994    944  2,090 2,023             2,057
========================================================== ==============================

Canadian Syncrude (MB/D)      -      -     8    22      8     17    19                18
---------------------------------------------------------- ------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                21.04  24.49 27.19 26.35  25.21  32.72 26.28             29.39
    United Kingdom        21.21  24.14 26.88 25.98  25.33  30.11 24.34             27.25
    Canada                20.03  24.85 27.20 21.26  22.87  28.40 23.61             26.07
    Nigeria               21.14  24.95 27.51 26.97  25.37  31.94 26.35             28.87
    China                 19.57  25.27 26.31 29.64  25.03  28.87 26.51             27.57
    Indonesia                 -      - 24.89 30.59  28.10  29.35 24.54             27.20
    Other                 15.00  25.18 25.75 25.18  24.94  29.10 25.38             27.25
  Equity affiliates       15.86  21.06 20.29 17.50  18.41  20.97 16.85             18.02
  Total                   20.71  24.51 26.01 24.60  24.36  30.17 23.90             26.77
---------------------------------------------------------- ------------------------------

Natural Gas Liquids
 ($/bbl)
  Norway                  12.88  15.48 15.64 20.69  16.51  21.85 18.13             19.90
  Canada                      -      - 29.12 18.42  20.39  26.11 20.78             23.49
  Other                   12.58  13.29 13.74 20.51  15.29  23.40 16.73             19.88
  Total                   12.76  14.58 18.42 19.39  17.47  24.22 18.96             21.54
---------------------------------------------------------- ------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                 3.22   3.02  3.16  3.33   3.20   3.66  3.86              3.75
    United Kingdom         3.18   2.55  2.22  3.20   2.92   3.55  3.17              3.36
    Canada                 2.23   2.21  2.32  3.37   3.03   5.42  4.34              4.89
    Indonesia                 -      -  4.18  4.11   4.12   4.66  4.16              4.40
    Other                  0.41   0.39  0.41  0.45   0.42   0.48  0.48              0.48
  Equity affiliates           -      -  1.78  3.00   2.71   4.82  4.89              4.85
  Total                    2.41   2.20  2.37  3.20   2.79   3.92  3.48              3.70
---------------------------------------------------------- ------------------------------

International Exploration Charges ($
 Millions)
  Dry Holes                   2     14     3    63     82      4    27                31
  Lease Impairments          80      4     5     8     97      7    12                19
---------------------------------------------------------- ------------------------------
    Total Non-Cash Charges   82     18     8    71    179     11    39                50
  Other (G&G and Lease
   Rentals)                  37     24    46    92    199     48    66               114
---------------------------------------------------------- ------------------------------
Total International
 Exploration Charges        119     42    54   163    378     59   105               164
========================================================== ==============================

Depreciation, Depletion & Amortization
  Producing operations ($
   millions)                 64     73   169   377    683    383   358               741
---------------------------------------------------------- ------------------------------

                                  Page 7 of 13



                                                       R&M

                                       2002                            2003
                          ------------------------------- ------------------------------
                            1st   2nd   3rd   4th     YTD   1st   2nd   3rd   4th    YTD
                             Qtr   Qtr   Qtr   Qtr           Qtr   Qtr   Qtr   Qtr
                          ------------------------------- ------------------------------

R&M Net Income (Loss) ($
 Millions)                  (87)   68    57   105    143    370   301               671
========================================================================================

 United States ($
  Millions)                 (92)   73    44   113    138    256   227               483
--------------------------------------------------------- ------------------------------
 International ($
  Millions)                   5    (5)   13    (8)     5    114    74               188
--------------------------------------------------------- ------------------------------

Market Indicators
U.S. East Coast Crack
 Spread ($/bbl)            2.90  2.86  3.06  4.58   3.35   6.16  3.46              4.81
U.S. Gulf Coast Crack
 Spread ($/bbl)            2.78  3.70  2.79  3.74   3.25   5.64  3.65              4.64
U.S. Group Central Spread
 ($/bbl)                   3.88  5.07  5.16  5.69   4.95   6.12  6.96              6.54
U.S. West Coast Crack
 Spread ($/bbl)            9.67  9.53  8.58  8.40   9.04  12.79 11.39             12.09
NW Europe Crack Spread
 ($/bbl)                   0.74  1.38  1.70  2.72   1.64   5.68  3.17              4.42
--------------------------------------------------------- ------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                      n/a   n/a   n/a  5.07    n/a   6.50  5.34              5.90
  International             n/a   n/a   n/a  2.98    n/a   5.63  3.98              4.82
--------------------------------------------------------- ------------------------------
Marketing Margin ($/gal)
  U.S.                      n/a   n/a   n/a  0.04    n/a   0.04  0.06              0.05
  International             n/a   n/a   n/a  0.16    n/a   0.17  0.22              0.19
--------------------------------------------------------- ------------------------------

Depreciation, Depletion &
  Amortization ($
   Millions)                102    98   119   167    486    162   171               333
--------------------------------------------------------- ------------------------------

Consolidated
EASTERN U.S.
Charge Barrels Input
 (MB/D)
Crude Oil                   348   404   338   399    372    415   435               425
Other Feed and Blending
 Stocks                      53    47    16    61     44     51    53                52
--------------------------------------------------------- ------------------------------
  Total                     401   451   354   460    416    466   488               477
========================================================= ==============================
Percentage Utilization       81%   94%   79%   93%    87%    97%  101%               99%
--------------------------------------------------------- ------------------------------

Refined Products Production
 (MB/D)
Gasoline                    214   247   187   260    227    244   249               246
Distillates                 111   114    88   116    107    138   131               135
Aviation Fuel                35    37    37    37     36     32    29                30
Other                        46    52    36    51     47     55    85                71
--------------------------------------------------------- ------------------------------
  Total                     406   450   348   464    417    469   494               482
========================================================= ==============================

U.S. GULF COAST
Charge Barrels Input
 (MB/D)
Crude Oil                   414   428   509   652    501    668   702               685
Other Feed and Blending
 Stocks                      80    67    87   101     85    103    95                99
--------------------------------------------------------- ------------------------------
  Total                     494   495   596   753    586    771   797               784
========================================================= ==============================
Percentage Utilization       90%   92%   93%   91%    92%    93%   98%               96%
--------------------------------------------------------- ------------------------------

Refined Products Production
 (MB/D)
Gasoline                    213   211   236   300    240    289   277               283
Distillates                 146   144   172   247    177    242   249               245
Aviation Fuel                37    39    52    62     48     70    63                67
Other                       102   116   148   181    137    221   242               231
--------------------------------------------------------- ------------------------------
  Total                     498   510   608   790    602    822   831               826
========================================================= ==============================

CENTRAL U.S.
Charge Barrels Input
 (MB/D)
Crude Oil                   348   424   466   633    469    631   663               647
Other Feed and Blending
 Stocks                      34    32    39    46     37     32    24                28
--------------------------------------------------------- ------------------------------
  Total                     382   456   505   679    506    663   687               675
========================================================= ==============================
Percentage Utilization       84%   98%   90%   92%    91%    92%   96%               94%
--------------------------------------------------------- ------------------------------

Refined Products Production
 (MB/D)
Gasoline                    200   235   269   389    274    367   375               371
Distillates                  64    74    76   148     91    144   152               148
Aviation Fuel                50    49    58    64     55     59    57                58
Other                        61    98    99    91     87     96   110               103
--------------------------------------------------------- ------------------------------
  Total                     375   456   502   692    507    666   694               680
========================================================= ==============================
n/a = not
 available.

                                  Page 8 of 13

                                                  R&M (continued)

                                       2002                              2003
                          --------------------------------- ---------------------------------
                            1st   2nd   3rd   4th       YTD   1st   2nd   3rd   4th       YTD
                             Qtr   Qtr   Qtr   Qtr             Qtr   Qtr   Qtr   Qtr
                          --------------------------------- ---------------------------------
WESTERN U.S.
Charge Barrels Input
 (MB/D)
Crude Oil                   306   320   330   320      319    294   328                  311
Other Feed and Blending
 Stocks                      (3)   16    13    16       11      9    13                   11
----------------------------------------------------------- ---------------------------------
  Total                     303   336   343   336      330    303   341                  322
=========================================================== =================================
Percentage Utilization       92%   96%   99%   96%      96%    88%   99%                  93%
----------------------------------------------------------- ---------------------------------

Refined Products Production
 (MB/D)
Gasoline                    137   148   175   174      159    160   176                  168
Distillates                  71    77    78    81       77     66    83                   75
Aviation Fuel                27    31    33    30       30     29    24                   26
Other                        61    60    51    48       55     42    55                   48
----------------------------------------------------------- ---------------------------------
  Total                     296   316   337   333      321    297   338                  317
=========================================================== =================================

TOTAL UNITED STATES
Charge Barrels Input
 (MB/D)
Crude Oil                 1,416 1,576 1,643 2,004    1,661  2,008 2,128                2,068
Other Feed and Blending
 Stocks                     164   162   155   224      177    195   185                  190
----------------------------------------------------------- ---------------------------------
  Total                   1,580 1,738 1,798 2,228    1,838  2,203 2,313                2,258
=========================================================== =================================
Percentage Utilization       86%   95%   90%   93%      91%    93%   98%                  95%
----------------------------------------------------------- ---------------------------------

Refined Products Production
 (MB/D)
Gasoline                    764   841   867 1,123      900  1,060 1,077                1,068
Distillates                 392   409   414   592      452    590   615                  603
Aviation Fuel               149   156   180   193      169    190   173                  181
Other                       270   326   334   371      326    414   492                  453
----------------------------------------------------------- ---------------------------------
  Total                   1,575 1,732 1,795 2,279    1,847  2,254 2,357                2,305
=========================================================== =================================

UNITED KINGDOM and IRELAND
Charge Barrels Input
 (MB/D)
Crude Oil                    65    67   126   177      109    262   244                  253
Other Feed and Blending
 Stocks                       -     -    15    30       11     39    42                   41
----------------------------------------------------------- ---------------------------------
  Total                      65    67   141   207      120    301   286                  294
=========================================================== =================================
Percentage Utilization       90%   92%   85%   58%      73%    86%   80%                  83%
----------------------------------------------------------- ---------------------------------

Refined Products Production
 (MB/D)
Gasoline                     15    16    42    64       34     99    91                   95
Distillates                  26    26    56    76       46    125   118                  122
Aviation Fuel                 -     -     4     6        3     14     7                   10
Other                        21    21    32    77       38     54    59                   56
----------------------------------------------------------- ---------------------------------
  Total                      62    63   134   223      121    292   275                  283
=========================================================== =================================

Equity Affiliates - Net
 Share
International*
Charge Barrels Input
 (MB/D)
Crude Oil                     -     -    42   130       43    134   132                  133
Other Feed and Blending
 Stocks                       -     -     1     3        1      2     3                    2
----------------------------------------------------------- ---------------------------------
  Total                       -     -    43   133       44    136   135                  135
=========================================================== =================================
Percentage Utilization        -     -    95%   95%      95%    98%   97%                  98%
----------------------------------------------------------- ---------------------------------

Refined Products Production
 (MB/D)
Gasoline                      -     -    13    41       14     43    41                   42
Distillates                   -     -    18    58       19     58    59                   58
Aviation Fuel                 -     -     4     7        3     10     8                    9
Other                         -     -     9    19        7     33    24                   29
----------------------------------------------------------- ---------------------------------
  Total                       -     -    44   125       43    144   132                  138
=========================================================== =================================

* Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.

                                  Page 9 of 13




                                                  R&M (continued)

                                        2002                               2003
                          --------------------------------- --------------------------------
                            1st   2nd 3rd Qtr  4th      YTD  1st Qtr  2nd   3rd   4th    YTD
                             Qtr   Qtr          Qtr                    Qtr   Qtr   Qtr
                          --------------------------------- --------------------------------

Worldwide - Including Share of Equity
 Affiliates
Charge Barrels Input
 (MB/D)
Crude Oil                 1,481 1,643  1,811 2,311   1,813    2,404 2,504             2,454
Other Feed and Blending
 Stocks                     164   162    171   257     189      236   230               233
----------------------------------------------------------- --------------------------------
  Total                   1,645 1,805  1,982 2,568   2,002    2,640 2,734             2,687
=========================================================== ================================
Percentage Utilization       86%   95%    90%   89%     90%      92%   96%               94%
----------------------------------------------------------- --------------------------------

Refined Products Production
 (MB/D)
Gasoline                    779   857    922 1,228     948    1,202 1,209             1,205
Distillates                 418   435    488   726     517      773   792               783
Aviation Fuel               149   156    188   206     175      214   188               200
Other                       291   347    375   467     371      501   575               538
----------------------------------------------------------- --------------------------------
  Total                   1,637 1,795  1,973 2,627   2,011    2,690 2,764             2,726
=========================================================== ================================

U.S. PETROLEUM PRODUCTS SALES (MB/D)*
Gasoline                  1,084 1,159  1,195 1,478   1,230    1,331 1,381             1,356
Distillates                 439   424    449   692     502      600   590               595
Aviation Fuel               162   185    219   172     185      164   164               164
Other                       398   341    350   403     372      509   493               501
----------------------------------------------------------- --------------------------------
  Total                   2,083 2,109  2,213 2,745   2,289    2,604 2,628             2,616
=========================================================== ================================
 *2002 amounts restated.

INTERNATIONAL PETROLEUM PRODUCTS SALES (MB/D)
Gasoline                     12    12     78   163      67      202   190               196
Distillates                  20    21     84   147      69      181   199               190
Aviation Fuel                 -     -      2     6       2        5     7                 6
Other                        22    17     37    24      24       40    52                46
----------------------------------------------------------- --------------------------------
  Total                      54    50    201   340     162      428   448               438
=========================================================== ================================

SPECIALTIES
Base Oil Production(MB/D)
United States - Equity
 Affiliate                    -     -      3    10       3       10     7                 8
----------------------------------------------------------- --------------------------------


Petroleum Coke Sales (MMT)*
  United States
    Fuel coke               297   311    500   565   1,673      683   653             1,336
    Specialty coke           56    57    196   292     601      276   282               558
----------------------------------------------------------- --------------------------------

  International
    Fuel coke                 -     -     12    54      66       57    50               107
    Specialty coke            -     -     68   180     248      176   180               356
----------------------------------------------------------- --------------------------------


Finished Lubes Sales (MB/D)*
United States                 8     9      9    10       9       10    10                10
----------------------------------------------------------- --------------------------------

International                 -     -      -     1       -        1     -                 1
----------------------------------------------------------- --------------------------------
 *Included in "Other" in the petroleum products sales statistics above.
                                  Page 10 of 13




                                                       MIDSTREAM

                                         2002                              2003
                          ---------------------------------- --------------------------------
                            1st 2nd Qtr3rd Qtr4th Qtr    YTD 1st Qtr2nd Qtr 3rd   4th     YTD
                             Qtr                                             Qtr   Qtr
                          ---------------------------------- --------------------------------


Midstream Net Income ($
 Millions)                   12     12     11     20     55      31     25                56
=============================================================================================

U.S. Equity Affiliate ($
 Millions)*                   5      7      6      5     23      13     23                36
------------------------------------------------------------ --------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States               -      -     19     56     19      51     53                52
  International               -      -     15     45     15      47     35                41
Equity Affiliates
  United States*            118    119    120    119    119     114    110               112
  International               -      -      3     10      3      10     11                11
------------------------------------------------------------ --------------------------------
Total                       118    119    157    230    156     222    209               216
============================================================ ================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC
  (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States               107    104    139    179    133     168    158               163
------------------------------------------------------------ --------------------------------

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                -      -  18.57  19.24  19.07   25.59  20.99             23.29
  DEFS                    12.83  15.59  16.32  18.95  15.92   24.53  20.53             22.53
------------------------------------------------------------ --------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

Depreciation, Depletion &
  Amortization ($
   Millions)                  1      -      5     13     19      14     14                28
------------------------------------------------------------ --------------------------------



                                                EMERGING BUSINESSES

                                         2002                              2003
                          ---------------------------------- --------------------------------
                            1st 2nd Qtr3rd Qtr4th Qtr    YTD 1st Qtr2nd Qtr 3rd   4th     YTD
                             Qtr                                             Qtr   Qtr
                          ---------------------------------- --------------------------------
Emerging Businesses
  Net Income (Loss) ($
   Millions)*                (5)    (3)  (262)   (40)  (310)    (34)   (23)              (57)
=============================================================================================

Detail of Net Income (Loss) ($
 Millions)
Carbon Fibers                 -      -     (4)   (11)   (15)     (6)     -                (6)
Fuels Technology             (5)    (3)    (4)    (4)   (16)     (5)    (6)              (11)
Gas-to-Liquids*               -      -   (253)   (20)  (273)    (20)   (13)              (33)
Power                         -      -     (1)    (2)    (3)      1     (1)                -
Other                         -      -      -     (3)    (3)     (4)    (3)               (7)
------------------------------------------------------------ --------------------------------
Total                        (5)    (3)  (262)   (40)  (310)    (34)   (23)              (57)
============================================================ ================================
* Third quarter 2002 results include a $246 million write down of acquired in-
 process R&D.



                                                 CORPORATE AND OTHER

                                         2002                              2003
                          ---------------------------------- --------------------------------
                            1st 2nd Qtr3rd Qtr4th Qtr    YTD 1st Qtr2nd Qtr 3rd   4th     YTD
                             Qtr                                             Qtr   Qtr
                          ---------------------------------- --------------------------------
Corporate and Other
  Net Income (Loss) ($
   Millions)               (153)   (72)  (385)(1,308)(1,918)   (190)  (247)             (437)
=============================================================================================


Detail of Net Income (Loss) ($
 Millions)
Net Interest
 Expense                    (78)   (91)   (83)  (160)  (412)   (167)  (137)             (304)
Corporate Overhead          (47)   (27)   (32)   (67)  (173)    (35)   (38)              (73)
Discontinued operations
  Impairments and loss
   accruals                   -      -    (69)(1,008)(1,077)    (25)   (24)              (49)
  Operating results          (4)    39     27     22     84      47     83               130
Merger-related
 costs                       (2)    (1)  (221)   (83)  (307)    (27)  (115)             (142)
Other                       (22)     8     (7)   (12)   (33)     17    (16)                1
------------------------------------------------------------ --------------------------------
Total                      (153)   (72)  (385)(1,308)(1,918)   (190)  (247)             (437)
============================================================ ================================

Before-Tax Net Interest Expense ($ Millions)
Interest Expense           (158)  (157)  (193)  (291)  (799)   (283)  (268)             (551)
Capitalized
 Interest                    51     51     59     72    233      74     83               157
Interest Revenue              4      2     13     21     40       3      1                 4
Premium on early debt
 retirement                   -    (21)     -     (3)   (24)    (12)   (11)              (23)
------------------------------------------------------------ --------------------------------
                           (103)  (125)  (121)  (201)  (550)   (218)  (195)             (413)
============================================================ ================================

Debt
Total Debt ($ Millions)   8,902  9,635 20,453 19,766 19,766  18,240 17,569            17,569
Debt-to-Capital
 Ratio                     37.6%  39.4%  39.8%  39.3%  39.3%   36.4%  34.7%             34.7%
------------------------------------------------------------ --------------------------------


                                  Page 11 of 13



                                      SELECTED PRO FORMA STATISTICS (E&P)

                                        2002                            2003
                          -------------------------------- ----------------------------------
                            1st   2nd 3rd Qtr  4th     YTD   1st   2nd   3rd   4th        YTD
                             Qtr   Qtr          Qtr           Qtr   Qtr   Qtr   Qtr
                          -------------------------------- ----------------------------------
E&P
E&P Production
Total Including Equity
 Affiliates
  and Canadian Syncrude
   (MBOE/D)               1,676 1,619  1,546 1,623  1,616  1,622 1,636                 1,629
---------------------------------------------------------- ----------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    U.S.                    424   406    370   381    395    397   388                   392
    Norway                  200   208    219   233    215    226   214                   220
    United Kingdom           81    78     63    86     77     87    82                    85
    Canada                   46    45     42    37     42     33    31                    32
    Nigeria                  40    34     35    38     37     38    39                    38
    China                    13    11     12    11     12     23    27                    25
    Indonesia                26    23     22    13     21     21    17                    19
    Other                    52    50     48    55     51     55    52                    54
  Equity affiliates          91    84    104    87     92     55   117                    86
---------------------------------------------------------- ----------------------------------
    Total                   973   939    915   941    942    935   967                   951
========================================================== ==================================

Natural Gas Liquids (MB/D)
  U.S.                       48    46     42    45     45     44    44                    44
  International              24    22     24    25     24     23    23                    23
---------------------------------------------------------- ----------------------------------
    Total                    72    68     66    70     69     67    67                    67
========================================================== ==================================

Natural Gas (MMCF/D)
  Consolidated
    U.S.                  1,635 1,566  1,578 1,548  1,581  1,527 1,473                 1,499
    Norway                  291   290    252   232    266    305   273                   289
    United Kingdom          869   856    603   975    826  1,002   952                   977
    Canada                  548   565    512   442    517    436   424                   430
    Indonesia               179   169    189   220    189    224   246                   235
    Other                   120    95    105   112    108    111   117                   115
  Equity affiliates          12    13     13    13     13     12    11                    11
---------------------------------------------------------- ----------------------------------
    Total                 3,654 3,554  3,252 3,542  3,500  3,617 3,496                 3,556
========================================================== ==================================

Canadian Syncrude (MB/D)     22    20     23    22     22     17    19                    18
---------------------------------------------------------- ----------------------------------

E&P Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    U.S.                  18.66 24.33  25.85 26.36  23.69  31.47 27.21                 29.34
    Norway                20.77 24.42  26.78 26.35  24.61  32.72 26.28                 29.39
    United Kingdom        19.78 23.69  26.15 25.98  23.99  30.11 24.34                 27.25
    Canada                19.39 21.79  24.96 21.26  21.82  28.40 23.61                 26.07
    Nigeria               21.33 25.16  27.40 26.97  25.12  31.94 26.35                 28.87
    China                 19.57 25.27  26.31 29.64  25.03  28.87 26.51                 27.57
    Indonesia             19.38 24.46  24.21 30.59  23.51  29.35 24.54                 27.20
    Other                 19.39 24.66  25.55 25.18  23.58  29.10 25.38                 27.25
  Equity affiliates       13.40 18.26  19.06 17.50  17.14  20.97 16.85                 18.02
  Total                   18.93 23.71  25.24 25.31  23.26  30.73 25.19                 27.82
---------------------------------------------------------- ----------------------------------

Natural Gas Liquids
 ($/bbl)
  U.S.                    12.92 17.05  16.78 19.27  16.44  25.13 19.33                 22.11
  International            9.86 15.62  18.56 19.39  15.95  24.22 18.96                 21.54
  Total                   11.67 16.49  17.57 19.32  16.24  24.73 19.17                 21.86
---------------------------------------------------------- ----------------------------------

Natural Gas ($/mcf)
  Consolidated
    U.S.                   2.26  2.80   2.71  3.38   2.78   5.34  4.58                  4.96
    Norway                 3.20  2.99   3.26  3.33   3.19   3.66  3.86                  3.75
    United Kingdom         3.43  2.37   1.95  3.20   2.81   3.55  3.17                  3.36
    Canada                 1.74  2.50   2.13  3.37   2.40   5.42  4.34                  4.89
    Indonesia              3.16  4.13   4.13  4.11   3.89   4.66  4.16                  4.40
    Other                  0.41  0.39   0.41  0.45   0.42   0.48  0.48                  0.48
  Equity affiliates        2.17  2.60   1.78  3.00   2.39   4.82  4.89                  4.85
  Total                    2.53  2.66   2.52  3.27   2.75   4.49  3.93                  4.21
---------------------------------------------------------- ----------------------------------
Note:  Pro forma information derived by summing the historical Phillips and Conoco data for the period indicated.

                                  Page 12 of 13
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

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




                             SELECTED PRO FORMA STATISTICS (Midstream and R&M)

                                        2002                               2003
                          --------------------------------- ---------------------------------
                            1st 2nd Qtr  3rd 4th Qtr    YTD   1st  2nd Qtr  3rd   4th     YTD
                             Qtr          Qtr                  Qtr           Qtr   Qtr
                          --------------------------------- ---------------------------------
Midstream
Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States              49     52    50     56     52     51      53                 52
  International              42     42    46     45     44     47      35                 41
Equity Affiliates
  United States*            118    119   120    119    119    114     110                112
  International               9      9     9     10      9     10      11                 11
----------------------------------------------------------- ---------------------------------
Total                       218    222   225    230    224    222     209                216
=========================================================== =================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC
  (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States               166    159   177    179    170    168     158                163
----------------------------------------------------------- ---------------------------------

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated            13.23  15.99 16.69  19.24  16.31  25.59   20.99              23.29
  DEFS                    12.83  15.59 16.32  18.95  15.92  24.53   20.53              22.53
----------------------------------------------------------- ---------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

R&M
Charge Barrels Input
 (MB/D)
Eastern U.S.
Crude Oil                   348    404   338    399    372    415     435                425
Other Feed and Blending
 Stocks                      53     47    16     61     44     51      53                 52
----------------------------------------------------------- ---------------------------------
  Total                     401    451   354    460    416    466     488                477
=========================================================== =================================
Percentage Utilization       81%    94%   79%    93%    87%    97%    101%                99%
----------------------------------------------------------- ---------------------------------

U.S. Gulf Coast
Crude Oil                   648    669   675    652    661    668     702                685
Other Feed and Blending
 Stocks                     116     96    90    101    101    103      95                 99
----------------------------------------------------------- ---------------------------------
  Total                     764    765   765    753    762    771     797                784
=========================================================== =================================
Percentage Utilization       91%    94%   94%    91%    93%    93%     98%                96%
----------------------------------------------------------- ---------------------------------

Central U.S.
Crude Oil                   568    664   624    633    622    631     663                647
Other Feed and Blending
 Stocks                      25     23    22     46     29     32      24                 28
----------------------------------------------------------- ---------------------------------
  Total                     593    687   646    679    651    663     687                675
=========================================================== =================================
Percentage Utilization       85%    96%   91%    92%    91%    92%     96%                94%
----------------------------------------------------------- ---------------------------------

Western U.S.
Crude Oil                   306    320   330    320    319    294     328                311
Other Feed and Blending
 Stocks                      (3)    16    13     16     11      9      13                 11
----------------------------------------------------------- ---------------------------------
  Total                     303    336   343    336    330    303     341                322
=========================================================== =================================
Percentage Utilization       92%    96%   99%    96%    96%    88%     99%                93%
----------------------------------------------------------- ---------------------------------

Total U.S.
Crude Oil                 1,870  2,057 1,967  2,004  1,975  2,008   2,128              2,068
Other Feed and Blending
 Stocks                     191    182   141    224    184    195     185                190
----------------------------------------------------------- ---------------------------------
  Total                   2,061  2,239 2,108  2,228  2,159  2,203   2,313              2,258
=========================================================== =================================
Percentage Utilization       87%    95%   91%    93%    92%    93%     98%                95%
----------------------------------------------------------- ---------------------------------

United Kingdom and Ireland
Crude Oil                   279    260   273    177    247    262     244                253
Other Feed and Blending
 Stocks                      18     27    43     30     30     39      42                 41
----------------------------------------------------------- ---------------------------------
  Total                     297    287   316    207    277    301     286                294
=========================================================== =================================
Percentage Utilization       92%    86%   90%    58%    81%    86%     80%                83%
----------------------------------------------------------- ---------------------------------

Equity Affiliates -- Net Share --
 International*
Crude Oil                   119    127   127    130    126    134     132                133
Other Feed and Blending
 Stocks                       4      6     4      3      4      2       3                  2
----------------------------------------------------------- ---------------------------------
  Total                     123    133   131    133    130    136     135                135
=========================================================== =================================
Percentage Utilization       88%    93%   93%    94%    92%    98%     97%                98%
----------------------------------------------------------- ---------------------------------

* Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.

Worldwide -- Including Net Share of Equity
 Affiliates
Crude Oil                 2,268  2,444 2,367  2,311  2,348  2,404   2,504              2,454
Other Feed and Blending
 Stocks                     213    215   188    257    218    236     230                233
----------------------------------------------------------- ---------------------------------
  Total                   2,481  2,659 2,555  2,568  2,566  2,640   2,734              2,687
=========================================================== =================================
Percentage Utilization       88%    94%   91%    89%    90%    92%     96%                94%
----------------------------------------------------------- ---------------------------------

U.S. Petroleum Products Sales (MB/D)
Gasoline                  1,375  1,461 1,417  1,478  1,433  1,331   1,381              1,356
Distillates                 653    650   602    692    649    600     590                595
Aviation Fuel               231    259   268    172    232    164     164                164
Other                       524    479   456    403    465    509     493                501
----------------------------------------------------------- ---------------------------------
  Total                   2,783  2,849 2,743  2,745  2,780  2,604   2,628              2,616
=========================================================== =================================
Note:  Pro forma information derived by summing the historical Phillips and Conoco data for the period indicated.

                                  Page 13 of 13

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